Equity Method Investment	12 Months Ended
Apr. 30, 2012
Equity Method Investments And Joint Ventures [Abstract]
Equity Method Investment
NOTE 3	EQUITY METHOD INVESTMENT

On March 26, 2012, the Company acquired a 25 percent equity interest in Guilin Seamild Biologic Technology Development Co., Ltd. (“Seamild”), a privately-owned manufacturer and marketer of oats products headquartered in Guilin in the Guangxi province of China, for $35.9 million. Seamild’s products, primarily oatmeal and oat-based cereals, are sold under the leading Seamild brand with distribution in retail channels throughout China. Seamild’s portfolio of quality, trusted products aligns with the Company’s strategy of owning and marketing leading food brands.

The initial investment in Seamild was recorded at cost and is included in other noncurrent assets in the Consolidated Balance Sheet at April 30, 2012. The difference between the carrying amount of the investment and the underlying equity in net assets is primarily attributable to goodwill and other intangible assets. Under the equity method of accounting, the investment is adjusted for the Company’s proportionate share of earnings or losses, including consideration of basis differences resulting from the difference between the initial carrying amount of the investment and the underlying equity in net assets. The investment did not have a material impact on the Company’s consolidated financial statements for the year ended April 30, 2012.